Exhibit 99.1

Historical Revenue by Solution Line (Unaudited)

	Three Months Ended
(millions)	Mar 31, 2019	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019	Full Year 2019
Commercial Risk Solutions	$1,454	$1,453	$1,328	$1,622	$5,857
Reinsurance Solutions	788	420	291	187	1,686
Health Solutions	557	389	434	724	2,104
Wealth Solutions	349	347	329	355	1,380
Elimination	(5)	(3)	(3)	(3)	(14)
Total revenue	$3,143	$2,606	$2,379	$2,885	$11,013

	Three Months Ended
(millions)	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020	Dec 31, 2020	Full Year 2020
Commercial Risk Solutions	$1,477	$1,400	$1,320	$1,664	$5,861
Reinsurance Solutions	848	448	321	197	1,814
Health Solutions	572	321	423	751	2,067
Wealth Solutions	327	330	327	357	1,341
Elimination	(5)	(2)	(6)	(4)	(17)
Total revenue	$3,219	$2,497	$2,385	$2,965	$11,066

	Three Months Ended		Six Months Ended
(millions)	Mar 31, 2021	Jun 30, 2021	Jun 30, 2021
Commercial Risk Solutions	$1,640	$1,643	$3,283
Reinsurance Solutions	922	500	1,422
Health Solutions	615	391	1,006
Wealth Solutions	355	356	711
Elimination	(7)	(4)	(11)
Total revenue	$3,525	$2,886	$6,411

Historical Organic Revenue Growth (Decline) Reconciliation (Unaudited)

	Three Months Ended
(millions)	Mar 31, 2019	Mar 31, 2018	% Change	Less: Currency Impact (1)	Less: Fiduciary Investment Income	Less: Acquisitions, Divestitures & Other	Organic Revenue Growth (Decline) (2)
Revenue
Commercial Risk Solutions	$1,454	$1,478	(2)%	(5)%	—%	(3)%	6%
Reinsurance Solutions	788	742	6	(3)	—	—	9
Health Solutions	557	521	7	(5)	—	6	6
Wealth Solutions	349	354	(1)	(4)	—	2	1
Elimination	(5)	(5)	N/A	N/A	N/A	N/A	N/A
Total revenue	$3,143	$3,090	2%	(4)%	—%	—%	6%

	Three Months Ended
(millions)	Jun 30, 2019	Jun 30, 2018	% Change	Less: Currency Impact (1)	Less: Fiduciary Investment Income	Less: Acquisitions, Divestitures & Other	Organic Revenue Growth (Decline) (2)
Revenue
Commercial Risk Solutions	$1,453	$1,443	1%	(3)%	—%	(2)%	6%
Reinsurance Solutions	420	380	11	(2)	1	—	12
Health Solutions	389	377	3	(4)	—	1	6
Wealth Solutions	347	363	(4)	(3)	—	—	(1)
Elimination	(3)	(2)	N/A	N/A	N/A	N/A	N/A
Total revenue	$2,606	$2,561	2%	(3)%	—%	(1)%	6%

	Three Months Ended
(millions)	Sep 30, 2019	Sep 30, 2018	% Change	Less: Currency Impact (1)	Less: Fiduciary Investment Income	Less: Acquisitions, Divestitures & Other	Organic Revenue Growth (Decline) (2)
Revenue
Commercial Risk Solutions	$1,328	$1,292	3%	(2)%	—%	(1)%	6%
Reinsurance Solutions	291	279	4	(1)	1	(1)	5
Health Solutions	434	431	1	(2)	—	1	2
Wealth Solutions	329	348	(5)	(2)	—	(6)	3
Elimination	(3)	(1)	N/A	N/A	N/A	N/A	N/A
Total revenue	$2,379	$2,349	1%	(2)%	—%	(2)%	5%

	Three Months Ended
(millions)	Dec 31, 2019	Dec 31, 2018	% Change	Less: Currency Impact (1)	Less: Fiduciary Investment Income	Less: Acquisitions, Divestitures & Other	Organic Revenue Growth (Decline) (2)
Revenue
Commercial Risk Solutions	$1,622	$1,544	5%	(2)%	—%	—%	7%
Reinsurance Solutions	187	162	15	(1)	1	(2)	17
Health Solutions	724	689	5	(1)	—	—	6
Wealth Solutions	355	378	(6)	(1)	—	(7)	2
Elimination	(3)	(3)	N/A	N/A	N/A	N/A	N/A
Total revenue	$2,885	$2,770	4%	(1)%	—%	(2)%	7%

	Twelve Months Ended
(millions)	Dec 31, 2019	Dec 31, 2018	% Change	Less: Currency Impact (1)	Less: Fiduciary Investment Income	Less: Acquisitions, Divestitures & Other	Organic Revenue Growth (Decline) (2)
Revenue
Commercial Risk Solutions	$5,857	$5,757	2%	(3)%	—%	(1)%	6%
Reinsurance Solutions	1,686	1,563	8	(2)	1	(1)	10
Health Solutions	2,104	2,018	4	(3)	—	2	5
Wealth Solutions	1,380	1,443	(4)	(2)	—	(3)	1
Elimination	(14)	(11)	N/A	N/A	N/A	N/A	N/A
Total revenue	$11,013	$10,770	2%	(3)%	—%	(1)%	6%

	Three Months Ended
(millions)	Mar 31, 2020	Mar 31, 2019	% Change	Less: Currency Impact (1)	Less: Fiduciary Investment Income	Less: Acquisitions, Divestitures & Other	Organic Revenue Growth (Decline) (2)
Revenue
Commercial Risk Solutions	$1,477	$1,454	2%	(2)%	—%	—%	4%
Reinsurance Solutions	848	788	8	(1)	—	—	9
Health Solutions	572	557	3	(2)	—	1	4
Wealth Solutions	327	349	(6)	(1)	—	(4)	(1)
Elimination	(5)	(5)	N/A	N/A	N/A	N/A	N/A
Total revenue	$3,219	$3,143	2%	(2)%	—%	(1)%	5%

	Three Months Ended
(millions)	Jun 30, 2020	Jun 30, 2019	% Change	Less: Currency Impact (1)	Less: Fiduciary Investment Income	Less: Acquisitions, Divestitures & Other	Organic Revenue Growth (Decline) (2)
Revenue
Commercial Risk Solutions	$1,400	$1,453	(4)%	(2)%	(1)%	—%	(1)%
Reinsurance Solutions	448	420	7	—	(1)	(1)	9
Health Solutions	321	389	(17)	(4)	—	3	(16)
Wealth Solutions	330	347	(5)	(2)	—	(4)	1
Elimination	(2)	(3)	N/A	N/A	N/A	N/A	N/A
Total revenue	$2,497	$2,606	(4)%	(2)%	(1)%	—%	(1)%

	Three Months Ended
(millions)	Sep 30, 2020	Sep 30, 2019	% Change	Less: Currency Impact (1)	Less: Fiduciary Investment Income	Less: Acquisitions, Divestitures & Other	Organic Revenue Growth (Decline) (2)
Revenue
Commercial Risk Solutions	$1,320	$1,328	(1)%	—%	(1)%	—%	—%
Reinsurance Solutions	321	291	10	—	(3)	—	13
Health Solutions	423	434	(3)	(1)	—	1	(3)
Wealth Solutions	327	329	(1)	2	—	—	(3)
Elimination	(6)	(3)	N/A	N/A	N/A	N/A	N/A
Total revenue	$2,385	$2,379	—%	—%	(1)%	1%	—%

	Three Months Ended
(millions)	Dec 31, 2020	Dec 31, 2019	% Change	Less: Currency Impact (1)	Less: Fiduciary Investment Income	Less: Acquisitions, Divestitures & Other	Organic Revenue Growth (Decline) (2)
Revenue
Commercial Risk Solutions	$1,664	$1,622	3%	2%	—%	—%	1%
Reinsurance Solutions	197	187	5	—	(3)	(4)	12
Health Solutions	751	724	4	—	—	3	1
Wealth Solutions	357	355	1	2	—	—	(1)
Elimination	(4)	(3)	N/A	N/A	N/A	N/A	N/A
Total revenue	$2,965	$2,885	3%	1%	—%	—%	2%

	Twelve Months Ended
(millions)	Dec 31, 2020	Dec 31, 2019	% Change	Less: Currency Impact (1)	Less: Fiduciary Investment Income	Less: Acquisitions, Divestitures & Other	Organic Revenue Growth (Decline) (2)
Revenue
Commercial Risk Solutions	$5,861	$5,857	—%	—%	—%	(1)%	1%
Reinsurance Solutions	1,814	1,686	8	—	(1)	(1)	10
Health Solutions	2,067	2,104	(2)	(1)	—	1	(2)
Wealth Solutions	1,341	1,380	(3)	—	—	(2)	(1)
Elimination	(17)	(14)	N/A	N/A	N/A	N/A	N/A
Total revenue	$11,066	$11,013	—%	—%	—%	(1)%	1%

	Three Months Ended
(millions)	Mar 31, 2021	Mar 31, 2020	% Change	Less: Currency Impact (1)	Less: Fiduciary Investment Income	Less: Acquisitions, Divestitures & Other	Organic Revenue Growth (Decline) (2)
Revenue
Commercial Risk Solutions	$1,640	$1,477	11%	5%	—%	(1)%	7%
Reinsurance Solutions	922	848	9	3	(1)	1	6
Health Solutions	615	572	8	3	—	1	4
Wealth Solutions	355	327	9	4	—	1	4
Elimination	(7)	(5)	N/A	N/A	N/A	N/A	N/A
Total revenue	$3,525	$3,219	10%	4%	—%	—%	6%

	Three Months Ended
(millions)	Jun 30, 2021	Jun 30, 2020	% Change	Less: Currency Impact (1)	Less: Fiduciary Investment Income	Less: Acquisitions, Divestitures & Other	Organic Revenue Growth (Decline) (2)
Revenue
Commercial Risk Solutions	$1,643	$1,400	17%	5%	—%	(1)%	13%
Reinsurance Solutions	500	448	12	1	—	2	9
Health Solutions	391	321	22	5	—	—	17
Wealth Solutions	356	330	8	6	—	1	1
Elimination	(4)	(2)	N/A	N/A	N/A	N/A	N/A
Total revenue	$2,886	$2,497	16%	4%	—%	1%	11%

	Six Months Ended
(millions)	Jun 30, 2021	Jun 30, 2020	% Change	Less: Currency Impact (1)	Less: Fiduciary Investment Income	Less: Acquisitions, Divestitures & Other	Organic Revenue Growth (Decline) (2)
Revenue
Commercial Risk Solutions	$3,283	$2,877	14%	5%	—%	(1)%	10%
Reinsurance Solutions	1,422	1,296	10	2	(1)	2	7
Health Solutions	1,006	893	13	4	—	—	9
Wealth Solutions	711	657	8	5	—	—	3
Elimination	(11)	(7)	N/A	N/A	N/A	N/A	N/A
Total revenue	$6,411	$5,716	12%	4%	—%	—%	8%

(1)	Currency impact between two period is determined by translating the earlier period’s revenue at the later period’s foreign exchange rates.
(2)

Organic revenue growth includes the impact of intercompany activity and excludes the impact of changes in foreign exchange rates, fiduciary investment income, acquisitions, divestitures, transfers between revenue lines, and gains or losses on derivatives accounted for as hedges.